              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                               INVESTORS BOND FUND

Note:  All performance is for the period ended:   3-31-97
                                               ------------------

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                      1 / n
     SEC Formula:   T = ({{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}     )-1

           where:   T = average annual total return
                    P = initial payment of $1,000
                    n = number of years
                    ERV = ending redeemable value of the initial payment at the end of the period
                    S = Maximum initial sales charge
                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)       1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10       7.75
-------------------------------------------------------------------------------------------------
ERV      973.70     964.10    973.70    1000.00   1031.40   1184.40   1408.10      -      1826.90
-------------------------------------------------------------------------------------------------
S         3.75       3.75      3.75      3.75      3.75      3.75      3.75      3.75      3.75
-------------------------------------------------------------------------------------------------
R           -          -         -         -         -         -         -         -         -
-------------------------------------------------------------------------------------------------
T(%)     (10.12)    (35.47)   (10.12)    0.00      3.14      5.82      7.07        -       8.37
-------------------------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10       7.75
-------------------------------------------------------------------------------------------------
ERV      1011.60    1001.70   1011.60   1038.90   1071.80   1230.80   1462.90      -      1898.00
-------------------------------------------------------------------------------------------------
T(%)      4.85       2.10      4.85      8.01      7.18      7.16      7.91        -       8.92
-------------------------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                             n
     Formula:  C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                    T = average annual total return (see above)
                    P = initial payment of $1,000
                    n = number of years
                    ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10       7.75
-------------------------------------------------------------------------------------------------
ERV      973.70     964.10    973.70    1000.00   1031.40   1184.40   1408.10      -      1826.90
-------------------------------------------------------------------------------------------------
S         3.75       3.75      3.75      3.75      3.75      3.75      3.75      3.75      3.75
-------------------------------------------------------------------------------------------------
R           -          -         -         -         -         -         -         -         -
-------------------------------------------------------------------------------------------------
C(%)     (2.63)     (3.59)    (2.63)     0.00      3.14      18.44     40.81       -       82.69
-------------------------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10       7.75
-------------------------------------------------------------------------------------------------
ERV      1011.60    1001.70   1011.60   1038.90   1071.80   1230.80   1462.90      -      1898.00
-------------------------------------------------------------------------------------------------
C(%)      1.16        .17      1.16      3.89      7.18      23.08     46.29       -       89.80
-------------------------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                            6
     SEC Formula:   Y = 2{[(a - b)/(cd) + 1] - 1]}

     where:         Y = 30 day yield
                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

--------------------------------------------------------------------------------
        a($)          b($)              c            d($)           Y(%)
--------------------------------------------------------------------------------
     155,393.02     12,844.79     2,189,310.82       10.59          7.49
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:        TEY = Y/(1 - TR)

           where:        TEY = 30 day tax-equivalent yield
                         Y = 30 day yield (see above)
                         TR = assumed applicable tax rate

--------------------------------------------------------------------------------
                    TR(%)                         TEY(%)
--------------------------------------------------------------------------------
                     NA                            NA
--------------------------------------------------------------------------------

5.   30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

     Formula:       30 Day Distribution Rate ("Rate")= (ab)/c

          where:    Rate = 30 day distribution rate
                    a = distributions in last 30 days
                    b = number of 30 day periods in year
                    c = maximum offering price per share on last day of period

--------------------------------------------------------------------------------
               a              b              c              RATE(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                               TAXSAVER BOND FUND

Note:  All performance is for the period ended:   3-31-97
                                                  -----------
1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                      1/n
     SEC Formula:   T = ({{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}   )-1

           where:   T = average annual total return
                    P = initial payment of $1,000
                    n = number of years
                    ERV = ending redeemable value of the initial payment at the end of the period
                    S = Maximum initial sales charge
                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10       7.75
-------------------------------------------------------------------------------------------------
ERV      964.90     955.60    964.90    983.70    1012.20   1153.70   1352.20      -      1638.00
-------------------------------------------------------------------------------------------------
S         3.75       3.75      3.75      3.75      3.75      3.75      3.75      3.75      3.75
-------------------------------------------------------------------------------------------------
R           -          -         -         -         -         -         -         -         -
-------------------------------------------------------------------------------------------------
T(%)     (13.33)    (41.98)   (13.33)   (3.23)     1.22      4.89      6.20        -       6.84
-------------------------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10       7.75
-------------------------------------------------------------------------------------------------
ERV      1002.50    992.90    1002.50   1002.20   1051.50   1198.60   1403.80      -      1075.80
-------------------------------------------------------------------------------------------------
T(%)      1.02      (8.32)     1.02      4.49      5.15      6.22      7.02        -       7.38
-------------------------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                             n
     Formula:  C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                    T = average annual total return (see above)
                    P = initial payment of $1,000
                    n = number of years
                    ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10       7.75
-------------------------------------------------------------------------------------------------
ERV      964.90     955.60    964.90    983.70    1012.20   1153.70   1352.20      -      1638.00
-------------------------------------------------------------------------------------------------
S         3.75       3.75      3.75      3.75      3.75      3.75      3.75      3.75      3.75
-------------------------------------------------------------------------------------------------
R           -          -         -         -         -         -         -         -         -
-------------------------------------------------------------------------------------------------
C(%)     (3.51)     (4.44)    (3.51)    (1.63)     1.22      15.37     35.22       -       63.80
-------------------------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10       7.75
-------------------------------------------------------------------------------------------------
ERV      1002.50    992.90    1002.50   1002.20   1051.50   1198.60   1403.80      -      1705.80
-------------------------------------------------------------------------------------------------
C(%)       .25       (.71)      .25      2.20      5.15      19.86     40.38       -       70.58
-------------------------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)
                                            6
     SEC Formula:   Y = 2{[(a - b)/(cd) + 1]  - 1]}

           where:   Y = 30 day yield
                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

-------------------------------------------------------------------------------
          a($)           b($)              c         d($)      Y(%)
-------------------------------------------------------------------------------
       81,135.89      8,819.31       1,695,086.91   10.90     4.74
-------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:   TEY = Y/(1 - TR)

           where:   TEY = 30 day tax-equivalent yield
                    Y = 30 day yield (see above)
                    TR = assumed applicable tax rate

-------------------------------------------------------------------------------
                          TR(%)                         TEY(%)
-------------------------------------------------------------------------------
                          39.60                          7.85
-------------------------------------------------------------------------------


5.   30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

     Formula:       30 Day Distribution Rate ("Rate")= (ab)/c

       where:       Rate = 30 day distribution rate
                    a = distributions in last 30 days
                    b = number of 30 day periods in year
                    c = maximum offering price per share on last day of period


-------------------------------------------------------------------------------
                a                     b            c          RATE(%)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                            MAINE MUNICIPAL BOND FUND

Note:  All performance is for the period ended:   3-31-97

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)
                                                                       1/n
     SEC Formula:    T = ({{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}    )-1

           where:    T = average annual total return
                     P = initial payment of $1,000
                     n = number of years
                     ERV = ending redeemable value of the initial payment at the end of the period
                     S = Maximum initial sales charge
                     R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

  a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)



-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10       5.57
-------------------------------------------------------------------------------------------------
ERV      978.10     967.00    978.10    998.30    1010.20   1167.80   1351.60      -      1374.00
-------------------------------------------------------------------------------------------------
S         2.50       2.50      2.50      2.50      2.50      2.50      2.50      2.50      2.50
-------------------------------------------------------------------------------------------------
R           -          -         -         -         -         -         -         -         -
-------------------------------------------------------------------------------------------------
T(%)     (8.47)     (33.18)   (8.47)     (.33)     1.02      5.29      5.91        -       5.88
-------------------------------------------------------------------------------------------------


     b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10       5.57
-------------------------------------------------------------------------------------------------
ERV      1003.20    991.80    1003.20   1023.9    1049.80   1197.90   1385.00      -      1408.00
-------------------------------------------------------------------------------------------------
T(%)      1.32      (9.58)     1.32      4.88      4.98      6.20      6.73        -       6.64
-------------------------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                             n
     Formula:  C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

       where: C = cumulative total return of the investment over the specified period
                   T = average annual total return (see above)
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period

  a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)


-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10       5.57
-------------------------------------------------------------------------------------------------
ERV      978.10     967.00    978.10    998.30    1010.20   1167.80   1351.60      -      1374.00
-------------------------------------------------------------------------------------------------
S         2.50       2.50      2.50      2.50      2.50      2.50      2.50      2.50      2.50
-------------------------------------------------------------------------------------------------
R           -          -         -         -         -         -         -         -         -
-------------------------------------------------------------------------------------------------
C(%)     (2.19)     (3.30)    (2.19)     (.17)     1.02      16.78     35.16       -       37.40
-------------------------------------------------------------------------------------------------

  b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10       5.57
-------------------------------------------------------------------------------------------------
ERV      1003.20    991.80    1003.20   1023.90   1049.80   1197.90   1385.00      -      1408.00
-------------------------------------------------------------------------------------------------
C(%)       .32       (.82)      .32      2.39      4.98      19.79     38.50       -       40.80
-------------------------------------------------------------------------------------------------


3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                 6
     SEC Formula:        Y = 2{[(a - b)/(cd) + 1] - 1]}

     where:              Y = 30 day yield
                         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

-------------------------------------------------------------------------------
          a($)           b($)            c              d($)        Y(%)
-------------------------------------------------------------------------------
       104,840.00     12,730.19     2,386,009.31       11.01        4.19
-------------------------------------------------------------------------------


4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:        TEY = Y/(1 - TR)

           where:        TEY = 30 day tax-equivalent yield
                         Y = 30 day yield (see above)
                         TR = assumed applicable tax rate

-------------------------------------------------------------------------------
                         TR(%)                          TEY(%)
-------------------------------------------------------------------------------
                         44.72                           7.58
-------------------------------------------------------------------------------

5.   30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

     Formula:            30 Day Distribution Rate ("Rate")= (ab)/c

          where:         Rate = 30 day distribution rate
                         a = distributions in last 30 days
                         b = number of 30 day periods in year
                         c = maximum offering price per share on last day of period

-------------------------------------------------------------------------------
              a                    b                   c            RATE(%)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                             NEW HAMPSHIRE BOND FUND

Note:  All performance is for the period ended:   3-31-97
                                                  ----------------

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                      1/n
     SEC Formula:   T = ({{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}   )-1

           where:   T = average annual total return
                    P = initial payment of $1,000
                    n = number of years
                    ERV = ending redeemable value of the initial payment at the end of the period
                    S = Maximum initial sales charge
                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)


-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10        4.5
-------------------------------------------------------------------------------------------------
ERV      973.70     963.70    973.70    994.70    1006.60   1163.70      -         -     1236.30
-------------------------------------------------------------------------------------------------
S         2.50       2.50      2.50      2.50      2.50      2.50      2.50      2.50      2.50
-------------------------------------------------------------------------------------------------
R           -          -         -         -         -         -         -         -         -
-------------------------------------------------------------------------------------------------
T(%)     (10.11)    (35.86)   (10.11)   (1.06)      .66      5.16        -         -       4.78
-------------------------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
n(YR)      1/4       1/12       1/4       1/2        1         3         5        10        4.5
-------------------------------------------------------------------------------------------------
ERV      998.70     988.40    998.70    1020.20   1045.60   1193.60      -         -      1267.10
-------------------------------------------------------------------------------------------------
T(%)      (.54)     (13.26)    (.54)     4.12      4.56      6.07        -         -       5.73
-------------------------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                              n
     Formula:   C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

       where: C = cumulative total return of the investment over the specified period
                T = average annual total return (see above)
                P = initial payment of $1,000
                n = number of years
                ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
N(YR)      1/4       1/12       1/4       1/2        1         3         5        10        4.5
-------------------------------------------------------------------------------------------------
ERV      973.70     963.70    973.70    994.70    1006.60   1163.70      -         -      1236.30
-------------------------------------------------------------------------------------------------
S         2.50       2.50      2.50      2.50      2.50      2.50      2.50      2.50      2.50
-------------------------------------------------------------------------------------------------
R           -          -         -         -         -         -         -         -         -
-------------------------------------------------------------------------------------------------
C(%)     (2.63)     (3.63)    (2.63)     (.53)      .66      16.37       -         -       23.63
-------------------------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
N(YR)      1/4       1/12       1/4       1/2        1         3         5        10        4.5
-------------------------------------------------------------------------------------------------
ERV      998.70     988.40    998.70    1020.20   1045.60   1193.60      -         -      1267.10
-------------------------------------------------------------------------------------------------
C(%)      (.13)     (1.16)     (.13)     2.02      4.56      19.36       -         -       26.71
-------------------------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                            6
     SEC Formula:   Y = 2{[(a - b)/(cd) + 1] - 1]}

     where:         Y = 30 day yield
                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

--------------------------------------------------------------------------------
           a($)          b($)            c           d($)       Y(%)
--------------------------------------------------------------------------------
       36,204.91       4,273.63      831,322.74      10.57      4.34
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:   TEY = Y/(1 - TR)

          where:    TEY = 30 day tax-equivalent yield
                    Y = 30 day yield (see above)
                    TR = assumed applicable tax rate

--------------------------------------------------------------------------------
                     TR(%)                     TEY(%)
--------------------------------------------------------------------------------
                     42.67                      7.57
--------------------------------------------------------------------------------

5.   30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

     Formula:       30 Day Distribution Rate ("Rate")= (ab)/c

          where:    Rate = 30 day distribution rate
                    a = distributions in last 30 days
                    b = number of 30 day periods in year
                    c = maximum offering price per share on last day of period

--------------------------------------------------------------------------------
            a                b                c                RATE(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                               PAYSON VALUE FUND

Note:  All performance is for the period ended:   3-31-97

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                      1/n
     SEC Formula:   T = ({{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}   )-1

          where:    T = average annual total return
                    P = initial payment of $1,000
                    n = number of years
                    ERV = ending redeemable value of the initial payment at the end of the period
                    S = Maximum initial sales charge
                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR    1 MTH     3 MTH     6 MTH      1 YR      3 YR      5 YR     10 YR     INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
N(YR)     1/4        1/12       1/4       1/2        1         3         5        10       4.92
-------------------------------------------------------------------------------------------------
ERV      973.30     936.80    973.30    1045.60   1084.70   1476.50      -         -      1826.30
-------------------------------------------------------------------------------------------------
S         4.00       4.00      4.00      4.00      4.00      4.00      4.00      4.00      4.00
-------------------------------------------------------------------------------------------------
R           -          -         -         -         -         -         -         -         -
-------------------------------------------------------------------------------------------------
T(%)     (10.27)    (54.33)   (10.27)    9.32      8.47      13.87       -         -       13.77
-------------------------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000       1000
-------------------------------------------------------------------------------------------------
N(YR)      1/4       1/12       1/4       1/2        1         3         5        10        4.92
-------------------------------------------------------------------------------------------------
ERV      1013.80    975.80    1013.80   1089.20   1130.10   1538.10      -         -       1902.40
-------------------------------------------------------------------------------------------------
T(%)      5.79      (25.77)    5.79      18.80     13.01     15.42       -         -        14.77
-------------------------------------------------------------------------------------------------


                                       -14

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                              n
     Formula:   C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                    T = average annual total return (see above)
                    P = initial payment of $1,000
                    n = number of years
                    ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR      1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
N(YR)      1/4       1/12       1/4       1/2        1         3         5        10       4.92
-------------------------------------------------------------------------------------------------
ERV      973.30     936.80    973.30    1045.60   1084.70   1476.50      -         -      1826.30
-------------------------------------------------------------------------------------------------
S         4.00       4.00      4.00      4.00      4.00      4.00      4.00      4.00      4.00
-------------------------------------------------------------------------------------------------
R           -          -         -         -         -         -         -         -         -
-------------------------------------------------------------------------------------------------
C(%)     (2.67)     (6.32)    (2.67)     4.56      8.47      47.65       -         -       82.63
-------------------------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

-------------------------------------------------------------------------------------------------
         CAL YR     1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR    INCEPT
-------------------------------------------------------------------------------------------------
P($)      1000       1000      1000      1000      1000      1000      1000      1000      1000
-------------------------------------------------------------------------------------------------
N(YR)      1/4       1/12       1/4       1/2        1         3         5         10      4.92
-------------------------------------------------------------------------------------------------
ERV     1013.80     975.80    1013.80   1089.20   1130.10   1538.10      -         -      1902.40
-------------------------------------------------------------------------------------------------
C(%)      1.38      (2.42)     1.38      8.92      13.01     53.81       -         -       90.24
-------------------------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
     SEC Formula:       Y = 2{[(a - b)/(cd) + 1] - 1]}

     where:             Y = 30 day yield
                        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

-------------------------------------------------------------------------------
     a($)              b($)            c             d($)            Y(%)
-------------------------------------------------------------------------------
      NA                NA            NA             NA               NA
-------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:       TEY = Y/(1 - TR)

           where:       TEY = 30 day tax-equivalent yield
                        Y = 30 day yield (see above)
                        TR = assumed applicable tax rate

-------------------------------------------------------------------------------
                  TR(%)                                     TEY(%)
-------------------------------------------------------------------------------
                   NA                                         NA
-------------------------------------------------------------------------------


5.   30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

     Formula:           30 Day Distribution Rate ("Rate")= (ab)/c

          where:        Rate = 30 day distribution rate
                        a = distributions in last 30 days
                        b = number of 30 day periods in year
                        c = maximum offering price per share on last day of period

-------------------------------------------------------------------------------
          a                   b                 c                 RATE(%)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                                 PAYSON BALANCED FUND


Note:    All performance is for the period ended:     3-31-97
                                                 -----------------

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                          1/n
         SEC Formula:    T = ({{[((ERV/P) - 1)(1 - S) - S](1 - R) - R}+ 1}   )-1

         where:          T = average annual total return
                         P = initial payment of $1,000
                         n = number of years
                         ERV = ending redeemable value of the initial payment at the end of the period
                         S = Maximum initial sales charge
                         R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

  a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)




--------------------------------------------------------------------------------------------------
         CAL YR    1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR     INCEPT
--------------------------------------------------------------------------------------------------
P($)      1000      1000      1000      1000      1000      1000      1000      1000      1000
--------------------------------------------------------------------------------------------------
n(yr)      1/4      1/12       1/4       1/2         1         3         5        10       5.6
--------------------------------------------------------------------------------------------------
ERV     957.10    930.60    957.10   1030.00   1050.50   1355.10   1669.40         -   1721.10
--------------------------------------------------------------------------------------------------
S         4.00      4.00      4.00      4.00      4.00      4.00      4.00      4.00      4.00
--------------------------------------------------------------------------------------------------
R            -         -         -         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------
T(%)    (16.08)   (57.82)   (16.08)     6.08      5.05     10.64     10.77         -     10.67
--------------------------------------------------------------------------------------------------



  b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)




--------------------------------------------------------------------------------------------------
         CAL YR    1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR     INCEPT
--------------------------------------------------------------------------------------------------

P($)      1000      1000      1000      1000      1000      1000      1000      1000      1000
--------------------------------------------------------------------------------------------------
n(yr)      1/4      1/12       1/4       1/2         1         3         5        10       5.6
--------------------------------------------------------------------------------------------------
ERV     997.00    969.40    997.00   1072.90   1094.20   1411.50   1738.50         -   1792.30
--------------------------------------------------------------------------------------------------
T(%)     (1.22)   (31.51)    (1.22)    15.24      9.42     12.16     11.69         -     11.52
--------------------------------------------------------------------------------------------------


2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                                           n
         Formula:            C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

         where: C = cumulative total return of the investment over the specified period
                             T = average annual total return (see above)
                             P = initial payment of $1,000
                             n = number of years
                             ERV = ending redeemable value of the initial payment at the end of the period


  a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)




--------------------------------------------------------------------------------------------------
         CAL YR    1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR     INCEPT
--------------------------------------------------------------------------------------------------
P($)      1000      1000      1000      1000      1000      1000      1000      1000      1000
--------------------------------------------------------------------------------------------------
n(yr)      1/4      1/12       1/4       1/2         1         3         5        10       5.6
--------------------------------------------------------------------------------------------------
ERV     957.10    930.60    957.10   1030.00   1050.50   1355.10   1669.40         -   1721.10
--------------------------------------------------------------------------------------------------
S         4.00      4.00      4.00      4.00      4.00      4.00      4.00      4.00      4.00
--------------------------------------------------------------------------------------------------
R            -         -         -         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------
C(%)     (4.29)    (6.94)    (4.29)     3.00      5.05     35.51     66.94         -     72.11
--------------------------------------------------------------------------------------------------




  b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)




--------------------------------------------------------------------------------------------------
         CAL YR    1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR     INCEPT
--------------------------------------------------------------------------------------------------
P($)      1000      1000      1000      1000      1000      1000      1000      1000      1000
--------------------------------------------------------------------------------------------------
n(yr)      1/4      1/12       1/4       1/2         1         3         5        10       5.6
--------------------------------------------------------------------------------------------------
ERV     997.00    969.40    997.00   1072.90   1094.20   1411.50   1738.50         -   1792.30
--------------------------------------------------------------------------------------------------
C(%)      (.30)    (3.06)     (.30)     7.29      9.42     41.15     73.85         -     79.23
--------------------------------------------------------------------------------------------------


3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                     6
         SEC Formula:        Y = 2{[(a - b)/(cd) + 1] - 1]}

         where:              Y = 30 day yield
                             a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


------------------------------------------------------------------------------
    a($)           b($)           c         d($)           Y(%)
------------------------------------------------------------------------------
    NA             NA             NA        NA             NA
------------------------------------------------------------------------------

4.  30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEY = Y/(1 - TR)

         where:         TEY = 30 day tax-equivalent yield
                        Y = 30 day yield (see above)
                        TR = assumed applicable tax rate

------------------------------------------------------------------------------
                   TR(%)                              TEY(%)
------------------------------------------------------------------------------
                   NA                                 NA
------------------------------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:       30 Day Distribution Rate ("Rate")= (ab)/c

         where:         Rate = 30 day distribution rate
                        a = distributions in last 30 days
                        b = number of 30 day periods in year
                        c = maximum offering price per share on last day of
                        period
------------------------------------------------------------------------------
         a              b              c              Rate(%)
------------------------------------------------------------------------------

------------------------------------------------------------------------------

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                              AUSTIN GLOBAL EUQITY FUND

Note:  All performance is for the period ended:       3-31-97
                                                 ------------------



1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                          1/n
         SEC Formula:     T = ({{[((ERV/P) - 1)(1 - S) - S](1 - R) - R}+1}   )-1

         where:           T = average annual total return
                          P = initial payment of $1,000
                          n = number of years
                          ERV = ending redeemable value of the initial payment at the end of the period
                          S = Maximum initial sales charge
                          R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

  a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)




--------------------------------------------------------------------------------------------------
         CAL YR    1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR     INCEPT
--------------------------------------------------------------------------------------------------
P($)      1000      1000      1000      1000      1000      1000      1000      1000      1000
--------------------------------------------------------------------------------------------------
n(yr)      1/4      1/12       1/4       1/2         1         3         5        10      3.56
--------------------------------------------------------------------------------------------------
ERV     990.70    972.70    990.70   1053.80   1085.10   1436.40         -         -   1420.60
--------------------------------------------------------------------------------------------------
S            -         -         -         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------
R            -         -         -         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------
T(%)     (3.74)   (28.57)    (3.74)    11.16      8.51     12.82         -         -     11.19
--------------------------------------------------------------------------------------------------





  b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)



--------------------------------------------------------------------------------------------------
         CAL YR    1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR     INCEPT
--------------------------------------------------------------------------------------------------
P($)      1000      1000      1000      1000      1000      1000      1000      1000      1000
--------------------------------------------------------------------------------------------------
n(yr)      1/4      1/12       1/4       1/2         1         3         5        10      3.56
--------------------------------------------------------------------------------------------------
ERV     990.70    972.70    990.70   1053.80   1085.10   1436.40         -         -   1420.60
--------------------------------------------------------------------------------------------------
T(%)     (3.74)   (28.57)    (3.74)    11.16      8.51     12.82         -         -     11.19
--------------------------------------------------------------------------------------------------


2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                                      n
         Formula:       C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

           where: C = cumulative total return of the investment over the specified period
                             T = average annual total return (see above)
                             P = initial payment of $1,000
                             n = number of years
                             ERV = ending redeemable value of the initial payment at the end of the period

  a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)


--------------------------------------------------------------------------------------------------
         CAL YR    1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR     INCEPT
--------------------------------------------------------------------------------------------------
P($)      1000      1000      1000      1000      1000      1000      1000      1000      1000
--------------------------------------------------------------------------------------------------
n(yr)      1/4      1/12       1/4       1/2         1         3         5        10      3.56
--------------------------------------------------------------------------------------------------
ERV     990.70    972.70    990.70   1053.80   1085.10   1436.40         -         -   1420.60
--------------------------------------------------------------------------------------------------
S            -         -         -         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------
R            -         -         -         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------
C(%)      (.93)    (2.73)     (.93)     5.38      8.51     43.64         -         -     42.06
--------------------------------------------------------------------------------------------------




  b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)


--------------------------------------------------------------------------------------------------
         CAL YR    1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR     INCEPT
--------------------------------------------------------------------------------------------------
P($)      1000      1000      1000      1000      1000      1000      1000      1000      1000
--------------------------------------------------------------------------------------------------
n(yr)      1/4      1/12       1/4       1/2         1         3         5        10      3.56
--------------------------------------------------------------------------------------------------
ERV     990.70    972.70    990.70   1053.80   1085.10   1436.40         -         -   1420.60
--------------------------------------------------------------------------------------------------
C(%)      (.93)    (2.73)     (.93)     5.38      8.51     43.64         -         -     42.06
--------------------------------------------------------------------------------------------------


3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                     6
         SEC Formula:        Y = 2{[(a - b)/(cd) + 1] - 1]}

         where:              Y = 30 day yield
                             a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


-----------------------------------------------------------------------------
         a($)           b($)           c         d($)           Y(%)
----------------------------------------------------------------------------
         NA             NA             NA        NA             NA
----------------------------------------------------------------------------


4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:        TEY = Y/(1 - TR)

               where:        TEY = 30 day tax-equivalent yield
                             Y = 30 day yield (see above)
                             TR = assumed applicable tax rate


----------------------------------------------------------------------------
                        TR(%)                         TEY(%)
----------------------------------------------------------------------------
                         NA                            NA
----------------------------------------------------------------------------


5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:       30 Day Distribution Rate ("Rate")= (ab)/c

              where:    Rate = 30 day distribution rate
                        a = distributions in last 30 days
                        b = number of 30 day periods in year
                        c = maximum offering price per share on last day of period

----------------------------------------------------------------------------
         a              b              c              RATE(%)
----------------------------------------------------------------------------

----------------------------------------------------------------------------

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                                 OAK HALL EQUITY FUND

Note:  All performance is for the period ended:  3-31-97
                                                 -----------

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                          1/n
         SEC Formula:     T = ({{[((ERV/P) - 1)(1 - S) - S](1 - R) - R}+1}   )-1

              where:      T = average annual total return
                          P = initial payment of $1,000
                          n = number of years
                          ERV = ending redeemable value of the initial payment at the end of the period
                          S = Maximum initial sales charge
                          R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

  a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)



--------------------------------------------------------------------------------------------------
         CAL YR    1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR     INCEPT
--------------------------------------------------------------------------------------------------
P($)      1000      1000      1000      1000      1000      1000      1000      1000      1000
--------------------------------------------------------------------------------------------------
n(yr)      1/4      1/12       1/4       1/2         1         3         5        10      4.94
--------------------------------------------------------------------------------------------------
ERV     941.30    926.80    941.30    972.50   1029.90   1105.40         -         -   1626.20
--------------------------------------------------------------------------------------------------
S            -         -         -         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------
R            -         -         -         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------
T(%)    (21.96)   (60.34)   (21.96)    (5.46)     2.99      3.39         -         -     10.92
--------------------------------------------------------------------------------------------------




 b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)



--------------------------------------------------------------------------------------------------
         CAL YR    1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR     INCEPT
--------------------------------------------------------------------------------------------------
P($)      1000      1000      1000      1000      1000      1000      1000      1000      1000
--------------------------------------------------------------------------------------------------
n(yr)      1/4      1/12       1/4       1/2         1         3         5        10      4.94
--------------------------------------------------------------------------------------------------
ERV     941.30    926.80    941.30    972.50   1029.90   1105.40         -         -   1626.20
--------------------------------------------------------------------------------------------------
T(%)    (21.96)   (60.34)   (21.96)    (5.46)     2.99      3.39         -         -     10.92
--------------------------------------------------------------------------------------------------


2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                                      n
         Formula:       C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

         where: C = cumulative total return of the investment over the specified period
                             T = average annual total return (see above)
                             P = initial payment of $1,000
                             n = number of years
                             ERV = ending redeemable value of the initial payment at the end of the period

  a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)



--------------------------------------------------------------------------------------------------
         CAL YR    1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR     INCEPT
--------------------------------------------------------------------------------------------------
P($)      1000      1000      1000      1000      1000      1000      1000      1000      1000
--------------------------------------------------------------------------------------------------
n(yr)      1/4      1/12       1/4       1/2         1         3         5        10      4.94
--------------------------------------------------------------------------------------------------
ERV     941.30    926.80    941.30    972.50   1029.90   1105.40         -         -   1626.20
--------------------------------------------------------------------------------------------------
S            -         -         -         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------
R            -         -         -         -         -         -         -         -         -
--------------------------------------------------------------------------------------------------
C(%)     (5.87)    (7.32)    (5.87)    (2.75)     2.99     10.54         -         -     62.62
--------------------------------------------------------------------------------------------------




  b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)



--------------------------------------------------------------------------------------------------
         CAL YR    1 MTH     3 MTH     6 MTH     1 YR      3 YR      5 YR      10 YR     INCEPT
--------------------------------------------------------------------------------------------------
P($)      1000      1000      1000      1000      1000      1000      1000      1000      1000
--------------------------------------------------------------------------------------------------
n(yr)      1/4      1/12       1/4       1/2         1         3         5        10      4.94
--------------------------------------------------------------------------------------------------
ERV     941.30    926.80    941.30    972.50   1029.90   1105.40         -         -   1626.20
--------------------------------------------------------------------------------------------------
C(%)     (5.87)    (7.32)    (5.87)    (2.75)     2.99     10.54         -         -     62.62
--------------------------------------------------------------------------------------------------


3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                     6
         SEC Formula:        Y = 2{[(a - b)/(cd) + 1] - 1]}

         where:              Y = 30 day yield
                             a = dividends and interest earned during the
                             period
                             b = expenses accrued for the period (net of
                             reimbursements)
                             c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                             d = the maximum offering price per share on the last day of the period
----------------------------------------------------------------------------
         a($)           b($)           c         d($)           Y(%)
----------------------------------------------------------------------------
         NA             NA             NA        NA             NA
----------------------------------------------------------------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:        TEY = Y/(1 - TR)

              where:         TEY = 30 day tax-equivalent yield
                             Y = 30 day yield (see above)
                             TR = assumed applicable tax rate

----------------------------------------------------------------------------
                   TR(%)                    TEY(%)
----------------------------------------------------------------------------
                   NA                       NA
----------------------------------------------------------------------------

5.      30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

        Formula:        30 Day Distribution Rate ("Rate")= (ab)/c

          where:        Rate = 30 day distribution rate
                        a = distributions in last 30 days
                        b = number of 30 day periods in year
                        c = maximum offering price per share on last day of period

----------------------------------------------------------------------------
              a                   b              c              RATE(%)
----------------------------------------------------------------------------

----------------------------------------------------------------------------

                 SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                               (MONEY MARKET FUNDS)
                            DAILY ASSETS TREASURY FUND

1.       7 DAY ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:        Y = [(V1 - V0)/V0](365/7)

               where:        Y = annualized yield
                             V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                             V1 = the value of such an account at the end of the stated period

----------------------------------------------------------------------------
              V1($)               V0($)               Y(%)
----------------------------------------------------------------------------
              1.000939726           1                 4.90
----------------------------------------------------------------------------

2.       7 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED
         FORMULA)
                                         365/7
         SEC Formula:        EY = (Y + 1)      - 1

               where:        EY = effective annualized yield
                             Y = annualized yield (see above)

                                                      ----------------
                                                            EY(%)
                                                      ----------------
                                                            5.01
                                                      ----------------

3.       7 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED
         FORMULA)

         SEC Formula:        TEY = [Y/(1 - TR)](% of TF Income)

               where:        TEY = tax equivalent annualized yield
                             Y = annualized yield (see above)
                             TR = assumed applicable tax rate
                             % of TF Income = percentage of tax free income for the period

----------------------------------------------------------------------------
              TR(%)          % OF TF INCOME(%)             TEY(%)
----------------------------------------------------------------------------
              NA                  NA                       N/A
----------------------------------------------------------------------------

4. 7 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:        TEEY = [EY/(1 - TR)](% of TF Income)

               where:        TEEY = tax equivalent effective yield
                             EY = effective annualized yield (see above)
                             TR = assumed applicable tax rate
                             % of TF Income = percentage of tax free income for the period

----------------------------------------------------------------------------
              TR(%)               % OF TF INCOME(%)             TEEY(%)
----------------------------------------------------------------------------
              NA                       NA                         N/A
----------------------------------------------------------------------------


5.       30 DAY ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

         SEC Formula:        Y30 = [(V1 - V0)/V0](365/30)

               where:        Y30 = annualized 30 day yield
                             V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                             V1 = the value of such an account at the end of the stated period


----------------------------------------------------------------------------
              V1($)               V0($)                    Y30(%)
----------------------------------------------------------------------------
         1.003945205                1                       4.80
----------------------------------------------------------------------------

6.     30 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)
                                      365/30
       SEC Formula:   EY30 = (Y30 + 1)       - 1

             where:   EY30 = effective annualized 30 day yield
                      Y30 = annualized 30 day yield (see above)

                                                      ----------------
                                                           EY30(%)
                                                      ----------------
                                                            4.91
                                                      ----------------

7.       30 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED
         FORMULA)

         SEC Formula:        TEY30 = [Y30/(1 - TR)](% of TF Income)

               where:        TEY30 = tax equivalent annualized 30 day yield
                             Y30 = annualized 30 day yield (see above)
                             TR = assumed applicable tax rate
                             % of TF Income = percentage of tax free income for the period

----------------------------------------------------------------------------
              TR(%)               % OF TF INCOME(%)             TEY30(%)
----------------------------------------------------------------------------
              NA                        NA                        N/A
----------------------------------------------------------------------------

8. 30 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

         SEC Formula:        TEEY30 = [EY30/(1 - TR)](% of TF Income)

               where: TEEY30 = tax equivalent effective 30 day yield EY30 = effective annualized 30 day yield (see above)
                             TR = assumed applicable tax rate
                             % of TF Income = percentage of tax free income for the period


----------------------------------------------------------------------------
              TR(%)               % OF TF INCOME(%)        TEEY30(%)
----------------------------------------------------------------------------
              NA                         NA                  N/A
----------------------------------------------------------------------------

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                                 (MONEY MARKET FUNDS)
                                DAILY ASSETS CASH FUND

1.       7 DAY ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:        Y = [(V1 - V0)/V0](365/7)

               where:        Y = annualized yield
                             V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                             V1 = the value of such an account at the end of the stated period

----------------------------------------------------------------------------
                   V1($)               V0($)               Y(%)
----------------------------------------------------------------------------
              1.000987671               1                  5.15
----------------------------------------------------------------------------


2.       7 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED
         FORMULA)
                                         365/7
         SEC Formula:        EY = (Y + 1)      - 1

               where:        EY = effective annualized yield
                             Y = annualized yield (see above)

                                                      ----------------
                                                           EY(%)
                                                      ----------------
                                                           5.28
                                                      ----------------


3.       7 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED
         FORMULA)

         SEC Formula:        TEY = [Y/(1 - TR)](% of TF Income)

               where:        TEY = tax equivalent annualized yield
                             Y = annualized yield (see above)
                             TR = assumed applicable tax rate
                             % of TF Income = percentage of tax free income for the period

----------------------------------------------------------------------------
              TR(%)               % OF TF INCOME(%)             TEY(%)
----------------------------------------------------------------------------
               NA                        NA                      N/A
----------------------------------------------------------------------------

4. 7 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:        TEEY = [EY/(1 - TR)](% of TF Income)

               where:        TEEY = tax equivalent effective yield
                             EY = effective annualized yield (see above)
                             TR = assumed applicable tax rate
                             % of TF Income = percentage of tax free income for the period


----------------------------------------------------------------------------
              TR(%)          % OF TF INCOME(%)             TEEY(%)
----------------------------------------------------------------------------
               NA                   NA                      N/A
----------------------------------------------------------------------------


5.       30 DAY ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

         SEC Formula:        Y30 = [(V1 - V0)/V0](365/30)

               where:        Y30 = annualized 30 day yield
                             V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                             V1 = the value of such an account at the end of the stated period

----------------------------------------------------------------------------
              V1($)                    V0($)                    Y30(%)
----------------------------------------------------------------------------
         1.004068493                     1                      4.95
----------------------------------------------------------------------------

6.       30 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED
         FORMULA)

                                          365/30
         SEC Formula:        EY30 = (Y30 + 1) - 1

               where: EY30 = effective annualized 30 day yield Y30 = annualized 30 day yield (see above)

                                                      ----------------
                                                           EY30(%)
                                                      ----------------
                                                            5.06
                                                      ----------------

7.       30 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED
         FORMULA)

         SEC Formula:        TEY30 = [Y30/(1 - TR)](% of TF Income)

               where:        TEY30 = tax equivalent annualized 30 day yield
                             Y30 = annualized 30 day yield (see above)
                             TR = assumed applicable tax rate
                             % of TF Income = percentage of tax free income for the period


----------------------------------------------------------------------------
              TR(%)               % OF TF INCOME(%)             TEY30(%)
----------------------------------------------------------------------------
               NA                       NA                        N/A
----------------------------------------------------------------------------


8. 30 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

         SEC Formula:        TEEY30 = [EY30/(1 - TR)](% of TF Income)

               where: TEEY30 = tax equivalent effective 30 day yield EY30 = effective annualized 30 day yield (see above)
                             TR = assumed applicable tax rate
                             % of TF Income = percentage of tax free income for the period


----------------------------------------------------------------------------
              TR(%)               % OF TF INCOME(%)        TEEY30(%)
----------------------------------------------------------------------------
               NA                         NA                 N/A
----------------------------------------------------------------------------